UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Pier 1 Imports, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

PIER 1 IMPORTS, INC.

VOTING REMINDER

IF YOU HAVE PREVIOUSLY VOTED YOUR PROXY, PLEASE DISREGARD THIS NOTICE.

IF YOU HAVE NOT VOTED, PLEASE VOTE YOUR SHARES BEFORE JULY 1, 2009

June 19, 2009

Dear Pier 1 Imports, Inc. Shareholder,

We hope you will take part in the voting for our Annual Meeting of Shareholders to be held on Wednesday, July 1, 2009, at Pier 1 Imports’ corporate office, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102.  We previously sent you a formal notice of the annual meeting of shareholders, proxy statement and proxy card.  Here are the proposals to be voted on as detailed in the proxy statement.

ITEM 1 — To elect as directors the eight nominees named in the proxy statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

The board of directors unanimously recommends a vote “FOR” the election of each of the nominees as a director.

ITEM 2 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to effect a reverse stock split of Pier 1 Imports’ common stock having a split ratio between, and including, 1-for-2 and 1-for-20, as will be selected by the board of directors prior to the time of filing such Certificate of Amendment with the Delaware Secretary of State.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 3 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to reduce the par value of Pier 1 Imports’ common stock from $1.00 per share to $0.001 per share.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 4 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to increase the authorized number of Pier 1 Imports’ shares of preferred stock from 5,000,000 shares to 20,000,000 shares, to shorten the description of the authority of the board of directors to issue such shares, and to eliminate the terms and provisions of the Formula Rate Preferred Stock currently set forth in the Certificate of Incorporation.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 5 — To vote on a proposal to ratify the audit committee’s approval to engage Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2010.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 6 — To vote on a shareholder proposal, if properly presented at the meeting.

The board of directors unanimously recommends a vote “AGAINST” this item.

Plus, any other business that may properly come before the annual meeting or any adjournment or postponement of the meeting will be considered.

YOUR VOTE IS IMPORTANT!

Please submit your vote promptly by calling toll-free 1-866-540-5760, or go to http://www.proxyvoting.com/pir, or sign and promptly return the enclosed proxy card in the envelope provided.  If you vote by telephone or internet, you will need your control number, which is located on the enclosed proxy card.

Sincerely,

Michael A. Carter

Senior Vice President and General Counsel,

Secretary

PIER 1 IMPORTS, INC.

VOTING REMINDER

IF YOU HAVE PREVIOUSLY VOTED YOUR PROXY, PLEASE DISREGARD THIS NOTICE.

IF YOU HAVE NOT VOTED, PLEASE VOTE YOUR SHARES BEFORE JULY 1, 2009

June 19, 2009

Dear Pier 1 Imports, Inc. Shareholder,

We hope you will take part in the voting for our Annual Meeting of Shareholders to be held on Wednesday, July 1, 2009, at Pier 1 Imports’ corporate office, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102.  You were previously sent a formal notice of the annual meeting of shareholders, proxy statement and voter instruction form.  Here are the proposals to be voted on as detailed in the proxy statement.

ITEM 1 — To elect as directors the eight nominees named in the proxy statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

The board of directors unanimously recommends a vote “FOR” the election of each of the nominees as a director.

ITEM 2 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to effect a reverse stock split of Pier 1 Imports’ common stock having a split ratio between, and including, 1-for-2 and 1-for-20, as will be selected by the board of directors prior to the time of filing such Certificate of Amendment with the Delaware Secretary of State.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 3 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to reduce the par value of Pier 1 Imports’ common stock from $1.00 per share to $0.001 per share.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 4 — To vote on a proposal to approve an amendment of the Certificate of Incorporation of Pier 1 Imports, Inc. to increase the authorized number of Pier 1 Imports’ shares of preferred stock from 5,000,000 shares to 20,000,000 shares, to shorten the description of the authority of the board of directors to issue such shares, and to eliminate the terms and provisions of the Formula Rate Preferred Stock currently set forth in the Certificate of Incorporation.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 5 — To vote on a proposal to ratify the audit committee’s approval to engage Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2010.

The board of directors unanimously recommends a vote “FOR” this item.

ITEM 6 — To vote on a shareholder proposal, if properly presented at the meeting.

The board of directors unanimously recommends a vote “AGAINST” this item.

Plus, any other business that may properly come before the annual meeting or any adjournment or postponement of the meeting will be considered.

YOUR VOTE IS IMPORTANT!

Please submit your vote promptly by calling toll-free 1-800-454-8683, or go to www.proxyvote.com, or sign and promptly return the enclosed voter instruction form in the envelope provided.  If you vote by telephone or internet, you will need your control number, which is located on the enclosed voter instruction form.

Sincerely,

Michael A. Carter

Senior Vice President and General Counsel,

Secretary

(  (  (  (    OUTBOUND CALLING GUIDE    (  (  (  (

Hello, this is                           , a proxy representative from The Bank of New York Mellon Shareowner Services calling on behalf of (Pier 1 Imports, Inc.).  May I please speak with (Name of Shareholder)?

IF YES: Continue with script @ 1.0 once shareholder gets on phone

IF Shareholder ANSWERS PHONE: Continue with script @ 1.1

IF NO: Continue with script @ 1.15

IF ANSWERING MACHINE/VM: Continue with Answering Machine Message on Page 3

1.0   Hello, this is,                    , a proxy representative from The Bank of New York Mellon Shareowner Services calling on behalf Pier 1 Imports , Inc.

I’m calling about the Annual Meeting material recently sent to you regarding the upcoming Annual Meeting for Pier 1 Imports, Inc., which is being held on July 1st, 2009.

I wanted to make sure you’ve received the material regarding the meeting…Have you received the materials yet?

IF NO:  Continue with script @ 1.2

IF YES: Continue with script @ 1.4

1.1 Hi, (Name of Shareholder), this is                            and I’m contacting you regarding your investment in (Pier 1 Imports, Inc.).

I’m calling regarding the Annual Meeting material recently sent to you regarding the upcoming Annual Meeting for Pier 1 Imports, Inc., which is being held on July 1st, 2009.

I wanted to make sure you’ve received the material regarding the meeting…Have you received the materials yet?

IF NO:  Continue with script @ 1.2

IF YES: Continue with script @ 1.4

1.15 Is there a better time I can reach (Name of Shareholder)?

IF YES:  OK, Great! I’ll make a note of that and give him/her a callback then.  Proceed to Closing.

IF NO: Proceed to Closing.

1.2:  (Name of Shareholder), you should receive the material shortly.  Can I give you a callback in a few days to make sure you’ve received it?

IF YES:  OK, Great!  I’ll give you a callback in a few days.  Proceed to Closing.

IF NO: Continue with script @ 1.3

1.3: OK.  If you have any questions once you receive the materials, please feel free to give us a call at 1-800-814-0304 between 9 am and 5:30 pm Monday through Friday Eastern Time and we’ll be happy to assist you.  Proceed to Closing.

1.4: Great!  Have you had a chance to review the materials and cast your vote yet?

IF NO:  Continue with script @ 1.5

IF YES: Continue with script @ 1.7

1.5:  (Name of Shareholder), for your convenience, I can take your vote now and it will only take a few moments. Would you like me to take your vote over the phone?

IF YES: Proceed to Verbal Voting Script on Page 4

IF NO:  Continue with script @ 1.6

1.6: (Name of Shareholder), your vote is very important, so please take the time to cast your vote before the Annual Meeting takes place July 1st, 2009.

Please be aware that you can cast your vote via mail, phone, Internet or verbally with a customer service representative and we must receive your vote before the meeting date in order for your vote to be counted.

Proceed to Closing.

1.7:  Great!  I’ll make a note of that in our system.  Proceed to Closing.

IF HOUSEHOLDING RECORD: (Name of Shareholder), I see that (Name of 2nd Shareholder) is also a shareholder.  Is (Name of 2nd Shareholder) available? (continue until all householding records are accounted for)

IF YES: Continue with script @ 1.0 once 2nd Shareholder gets on phone.

IF NO: Continue with script @ 1.15

Closing:  Thank you for your time and have a good                   .

ANSWERING MACHINE MESSAGE

Hello, this message is for (Name of Shareholder.). My name is                             , a proxy representative from The Bank of New York Mellon Shareowner Services on behalf of (Pier 1 Imports, Inc.).

I just wanted to make sure that you received the material recently sent to you regarding the upcoming Annual Meeting.  The meeting will take place on July 1st, 2009, so it is very important for you to cast your vote as soon as possible, before the meeting date. Please be aware, for your convenience you can cast your vote via mail, phone, Internet or verbally with a customer service representative.

I’m sorry I’ve missed you today.  I’ll try to reach you later, but in the meantime if you have any questions feel free to contact us at 1-800-814-0304 between 9 am and 5:30 pm Eastern Time, Monday through Friday.  Thank you for your time and have a good               .

VERBAL VOTING SCRIPT

(Name of Shareholder), please be aware that this telephone line is recorded to ensure the accuracy of your vote.  Can you please confirm your full name and address for me?  Thank you. (proceed only when all correct information is provided)

(Name of Shareholder), have you reviewed the proxy material sent to you regarding the Annual Meeting of Pier 1 Imports, Inc. which is being held on July 1st, 2009 at:

Pier 1 Imports, Inc.’s Corporate Headquarters

Mezzanine Level, Conference Center Room C

100 Pier 1 Place

Fort Worth, Texas 76102

PROCEED ONLY IF SHAREHOLDER RESPONDS YES.

Do you understand the proposals? RESPOND TO ANY QUESTIONS, REFERRING ONLY TO THE PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS, INCLUDING THE QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING INCLUDED IN THE PROXY STATEMENT, AND PROCEED ONLY IF AND WHEN SHAREHOLDER RESPONDS YES TO THIS QUESTION.

(Name of Shareholder), will you be supporting the Board’s recommendation on the proposals?

IF YES: RECORD VOTE

Thank you, (Name of Shareholder), your vote has been recorded. A letter confirming your vote will be mailed to you within 72 hours.  Please review this confirmation and contact us at 1-800-814-0304 before the meeting date if there was any error in the recording of your vote or if you would like to change your vote for any reason.  Thank you for your time and have a good                     .

IF NO:

(Name of Shareholder), after I read the proposal to you, please indicate if you would like to vote “For,” “Against,” or “Abstain”.

READ THE PROPOSAL AND RECORD VOTE

Thank you, (Name of Shareholder), your vote has been recorded. A letter confirming your vote will be mailed to you within 72 hours.  Please review this confirmation and contact us at 1-800-814-0304 before the meeting date if there was any error in the recording of your vote or if you would like to change your vote for any reason.  Thank you for your time and have a good day.